Exhibit 10.12

                               FIRST AMENDMENT TO
                                 LOAN AGREEMENT

      THIS FIRST AMENDMENT TO LOAN AGREEMENT ("First Amendment") is made as of this 30th day of April, 2003, by and among FLEET CAPITAL CORPORATION ("Fleet"), a Rhode Island corporation with an office at One South Wacker Drive, Suite 1400, Chicago, Illinois 60606, individually as a Lender and as Agent ("Agent") for itself and any other financial institution which is or becomes a party hereto (each such financial institution, including Fleet, is referred to hereinafter individually as a "Lender" and collectively as the "Lenders"), the CANADIAN PARTICIPANTS party hereto, the U.K. PARTICIPANTS party hereto, an Affiliate of Fleet National Bank to be incorporated under the laws of Canada or a province thereof and to be selected by Agent, individually as a Lender and as Canadian Agent ("Canadian Agent"), FLEET NATIONAL BANK, London U.K. branch, trading as FleetBoston Financial, individually as a Lender and as U.K. Agent ("U.K. Agent"), FOOTHILL CAPITAL CORPORATION, as Syndication Agent ("Syndication Agent"), the LENDERS, KATY INDUSTRIES, INC., a Delaware corporation, with its chief executive office and principal place of business at 765 Straits Turnpike, Suite 2000, Middlebury, Connecticut 06762 ("Katy" or "U.S. Borrower"), WOODS INDUSTRIES (CANADA) INC., a Canadian corporation with its chief executive office and principal place of business at 375 Kennedy Road, Scarborough, Ont. MlK 2A3 ("Woods Canada" or "Canadian Borrower") and CONTICO MANUFACTURING LIMITED ("CML" or U.K. Borrower"), a private limited company incorporated under the laws of England and Wales and registered with Company No. 1338772 whose registered office is Cardrew Way, Redruth Cornwall, TR15 lST, England. Katy, Woods Canada and CML are sometimes hereinafter referred to individually as a "Borrower" and collectively as "Borrowers."

                              W I T N E S S E T H :

      WHEREAS, Agent, Lenders, Canadian Participants, U.K. Participants, U.K. Agent, Syndication Agent and Borrowers entered into a certain Loan Agreement dated as of January 31, 2003 (said Loan Agreement is hereinafter referred to as the "Loan Agreement"); and

      WHEREAS, Borrowers desire to amend and modify certain provisions of the Loan Agreement pursuant to the terms and conditions hereof;

      WHEREAS, subject to the terms and conditions hereof, Agent, Lenders, Canadian Participants, U.K. Participants and U.K. Agent are willing to so amend and modify the Loan Agreement; and

      NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and any extension of credit heretofore, now or hereafter made by Agent and Lenders to Borrowers, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms used herein without definition shall have the meanings given to them in the Loan Agreement.

2. Permitted Distributions. Section 7.2.7 of the Loan Agreement is hereby deleted and the following is inserted in its stead:

            "7.2.7 Distributions. Declare or make, or permit any Subsidiary of any Borrower to declare or make, any Distributions, except for:

                  (i) Distributions by any Subsidiary of a Borrower to such Borrower;

                  (ii) Distributions paid solely in Securities of a Borrower or any of its Subsidiaries including, without limitation, Distributions paid by Katy solely in Securities on Katy's Convertible Preferred Stock;

                  (iii) Distributions by a Borrower in amounts necessary to permit such Borrower to repurchase Securities of such Borrower from employees of such Borrower or any of its Subsidiaries upon the termination of their employment, so long as no Default or Event of Default exists at the time of or would be caused by the making of such Distributions and the aggregate cash amount of such Distributions, measured at the time when made, does not exceed $1,000,000 in any fiscal year of Katy;

                  (iv) so long as no Default or Event of Default exists at the time of or would be caused by the making of such Distributions, Distributions by Katy in an amount sufficient to permit Parent to pay Consolidated tax liabilities of Parent, Katy and Katy's Subsidiaries relating to the business of Borrowers and Borrowers' Subsidiaries, so long as Parent applies the amount of such Distributions for such purpose;

                  (v) Distributions by Katy to the extent necessary to permit Parent to pay administrative costs and expenses related to the business of Borrowers and their Subsidiaries, not to exceed $100,000 in any fiscal year of Katy, so long as Parent applies the amount of such Distributions for such purpose;

                  (vi) Distributions in the form of repurchases of the Contico Preferred Units consummated on the Closing Date pursuant to the Contico Preferred Units Repurchase Agreement in an aggregate amount not to exceed $10,000,000; and

                  (vii) Distributions in the form of repurchases of Common Stock on the open public market provided that: (a) average U.S. Availability for the 30 days immediately prior to any such repurchase, computed on a pro forma basis after giving effect to any such repurchase, equals or exceeds $10,000,000; (b) U.S. Availability immediately after giving effect to any such repurchase equals or exceeds $10,000,000; (c) the aggregate amount of any such repurchases made within any fiscal year of Borrower does not exceed $3,000,000; and (d) after giving effect to any such repurchase, no Default or Event of Default shall have occurred and be continuing."

3. Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.

4. Governing Law. This First Amendment and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflicts of laws.

5. Counterparts. This First Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

                            (Signature Page Follows)

              (Signature Page to First Amendment to Loan Agreement)

      IN WITNESS WHEREOF, this First Amendment has been duly executed on the day and year specified at the beginning of this First Amendment.

                                        KATY INDUSTRIES, INC.

                                        By: /s/ Amir Rosenthal
                                           -------------------------------------
                                            Name: Amir Rosenthal
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                        CONTICO MANUFACTURING LIMITED

                                        By: /s/ Amir Rosenthal
                                           -------------------------------------
                                            Name: Amir Rosenthal
                                                 -------------------------------
                                            Title: Assistant Secretary
                                                  ------------------------------

                                        WOODS INDUSTRIES (CANADA) INC.

                                        By: /s/ Amir Rosenthal
                                           -------------------------------------
                                            Name: Amir Rosenthal
                                                 -------------------------------
                                            Title: Secretary
                                                  ------------------------------

                                        FLEET CAPITAL CORPORATION,
                                         as Agent and as a Lender

                                        By: /s/ Sandra J. Evans
                                           -------------------------------------
                                            Name: Sandra J. Evans
                                                 -------------------------------
                                            Title: Senior Vice President
                                                  ------------------------------

                                        FOOTHILL CAPITAL CORPORATION

                                        By: /s/ Lan Wong
                                           -------------------------------------
                                            Name: Lan Wong
                                                 -------------------------------
                                            Title: AVP
                                                  ------------------------------

                                        GMAC COMMERCIAL FINANCE, as a Lender

                                        By:
                                           -------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                        LASALLE BANK NATIONAL ASSOCIATION

                                        By: /s/ Mark Mital
                                           -------------------------------------
                                            Name: MARK MITAL
                                                 -------------------------------
                                            Title: VICE PRESIDENT
                                                  ------------------------------

                                        U.S.BANK NATIONAL ASSOCIATION,
                                         as a Lender

                                        By: /s/ Robin L Van Meter
                                           -------------------------------------
                                            Name: Robin L Van Meter
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                        UPS CAPITAL CORPORATION, as a Lender

                                        By: /s/ Charles Johnson
                                           -------------------------------------
                                            Name: Charles Johnson
                                                 -------------------------------
                                            Title: Senior Vice President
                                                  ------------------------------

                                        FLEET NATIONAL BANK, LONDON U.K. BRANCH, trading as FleetBoston Financial, as U.K. Agent and as U.K. Lender

                                        By: /s/ V. Houghton
                                           -------------------------------------
                                            Name: V. Houghton
                                                 -------------------------------
                                            Title: AVP II
                                                  ------------------------------

Accepted and Agreed to this 30th of April, 2003.

                          GUARANTORS:

                          KKTY HOLDNG C0MPANY, L.L.C.

                          By: /s/ Christopher Anderson
                             ---------------------------------------
                                   Name: Christopher Anderson
                                   Title: Authorized Manager

                          AMERICAN GAGE & MACHINE CO.

                          By:
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title:             Secretary
                                         ---------------------------

                          CONTICO INTERNATIONAL, L.L.C.

                          By:
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title: Authorized Manager

                          DUCKBACK PRODUCTS, INC,

                          By:
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title:             Secretary
                                         ---------------------------

                          GC/WALDOM ELECTRONICS, INC.

                          By:
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title:             Secretary
                                         ---------------------------

                          GLIT/DTSCO, INC.

                          By:
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title:             Secretary
                                         ---------------------------

                          GLIT/GEMTEX, INC.

                          By:
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title:             Secretary
                                         ---------------------------

Accepted and Agreed to this 30th of April, 2003.

                          GUARANTORS:

                          KKTY HOLDNG C0MPANY, L.L.C.

                          By:
                             ---------------------------------------
                                   Name: Christopher Anderson
                                   Title: Authorized Manager

                          AMERICAN GAGE & MACHINE CO.

                          By: /s/ Amir Rosenthal
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title:             Secretary
                                         ---------------------------

                          CONTICO INTERNATIONAL, L.L.C.

                          By: /s/ Amir Rosenthal
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title: Authorized Manager

                          DUCKBACK PRODUCTS, INC,

                          By: /s/ Amir Rosenthal
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title:             Secretary
                                         ---------------------------

                          GC/WALDOM ELECTRONICS, INC.

                          By: /s/ Amir Rosenthal
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title:             Secretary
                                         ---------------------------

                          GLIT/DTSCO, INC.

                          By: /s/ Amir Rosenthal
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title:             Secretary
                                         ---------------------------

                          GLIT/GEMTEX, INC.

                          By: /s/ Amir Rosenthal
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title:             Secretary
                                         ---------------------------

                          HALLMARK HOLDINGS, INC.

                          By: /s/ Amir Rosenthal
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title:             Secretary
                                         ---------------------------

                          PTR MACHINE CORP.

                          By: /s/ Amir Rosenthal
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title:             Secretary
                                         ---------------------------

                          SAVANNAH ENERGY SYSTEMS COMPANY

                          By: /s/ Amir Rosenthal
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title:             Secretary
                                         ---------------------------

                          WILEN PRODUCTS, INC.

                          By: /s/ Amir Rosenthal
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title:             Secretary
                                         ---------------------------

                          WJ SMITH WOOD PRESERVING COMPANY

                          By: /s/ Amir Rosenthal
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title:             Secretary
                                         ---------------------------

                          WOODS INDUSTRIES, INC.

                          By: /s/ Amir Rosenthal
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title:             Secretary
                                         ---------------------------